# Westell Technologies, Inc.

## Investor Presentation

September 8, 2015

# Safe Harbor Language

## Cautionary Statement Regarding Forward-Looking Information

Statements contained herein that are not historical facts or that contain the words "believe," "expect," "intend," "anticipate," "estimate," "may," "will," "plan," "should," or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks; need for financing and capital; economic weakness in the United States economy and telecommunications market; the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions); the impact of competitive products or technologies; competitive pricing pressures; customer product selection decisions; product cost increases; component supply shortages; new product development; excess and obsolete inventory; commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing, and selling new products and technologies); the ability to successfully consolidate and rationalize operations; the ability to successfully identify, acquire and integrate acquisitions; effects of the Company's accounting policies; retention of key personnel; and other risks more fully described in the Company's SEC filings, including Form 10-K for the fiscal year ended March 31, 2015, under Item 1A - Risk Factors. The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or otherwise.

This presentation contains non-GAAP financial measures because we believe that non-GAAP measures provide meaningful supplemental information to both management and investors. The non-GAAP information reflects the Company's core performance and facilitates comparisons across reporting periods. Such measures should not be viewed as a substitute for GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is provided in the Appendix.

# Westell Technologies

Leading provider of high-performance wireless telecom infrastructure solutions

Trusted supplier to service providers, integrators/OEMs, neutral host operators, and distributors

Design innovative solutions to help customers in four market areas:

- In-Building Wireless [Cellular Specialties, Inc. (CSI) acquisition, March 2014]
- Intelligent Site Management [Kentrox acquisition, April 2013]
- Cell Site Optimization [Antone acquisition, May 2012]
- Outside Plant

Key Facts

- Founded in 1980, IPO in 1995
- NASDAQ: WSTL
- Headquartered in Aurora, Illinois
- Non-GAAP revenue of $84.5 million for the fiscal year ended March 31, 2015


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# Westell Technologies

**High-performance wireless telecom infrastructure solutions**

- Proven, high-quality, differentiated solutions that enable and improve network performance, and reduce customers' operating expenses
- Recent acquisitions have added industry-leading technologies, solutions, and capabilities
- Growing customer base includes the largest North American service providers, integrators/OEMs, neutral host operators, and distributors

| Critical Solutions … | … at the Edge of the Network |
| --- | --- |
| In-Building Wireless | Stadiums/Arenas/Venues |
| | Buildings/Structures |
| Intelligent Site Management | Airports/Train Stations |
| | Campuses/Resorts |
| Cell Site Optimization | Cell Sites |
| | Outdoor Areas |
| Outside Plant | Network Operation Centers |
| | Customer Premises |
| | Central Offices |

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# In-Building Wireless (IBW) Business Segment

# In-Building Wireless (IBW)

- About 80% of mobile traffic is consumed and/or generated indoors
- Customers require reliable IBW networks for increased coverage and capacity
- Distributed Antenna Systems (DAS) continue to grow as more data-intensive services are used

**Westell Solutions**

- **DAS Conditioners** – optimize signal performance
  - Universal DAS Interface Tray (UDIT) is an active unit
  - Passive units are also available
- **Repeaters** – extend coverage into buildings
- **Components** – passive devices used in IBW installations including couplers, duplexers, filters, and antennas


UDiT
UDiT











# DAS Product Portfolio Strategy



Cellular Network
Distributed Antenna System (DAS) Network
Basestation Transceiver System
DAS Conditioner
DAS Head End
DAS Remote Unit
DAS Remote Unit

**Westell's ClearLink DAS**

- Introduced ClearLink DAS head-end and remote units in June 2015
- Expands the Company's North America TAM from under $100 million to over $1 billion
- Differentiators
  - Near-far performance
  - Discrete carrier access & control
  - Simplified installation & commissioning
  - Pay-as-you-grow
  - Integrated conditioning





# Communication Solutions Group (CSG) Business Segment

# Intelligent Site Management (ISM)

Customers want reduced operating expenses while maintaining a healthy site infrastructure

- Automate/centralize routine and preventative maintenance
- Consolidate alarm collection and reporting
- Perform remote diagnostics and dispatch

## Westell's ISM Solution

- **Remotes** for on-site processing
- **Applications**
  - Power
  - Environmental
  - Security
  - Communication
- **Optima Management System** for remote monitoring, management, and control



Optima
Network Element Manager
Wireless WAN
IP Camera
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Remote
AC Power Meter
DC Power Meter
Site AC Load
CT
Commercial AC Power
Door
RMB-1
Smoke Detector
Fuel
Generator
Generator Start Battery
Rectifier Monitoring
Automatic Transfer Switch
Copper Monitoring
HVAC
Temperature

# Cell Site Optimization

- Continued rapid growth of cellular network traffic
- Mobile end-users expect a quality experience every time from anywhere
- Cell sites are not always optimized to manage ever-increasing capacity

**Westell's Tower Mounted Amplifiers**

- Optimizes signal performance by strengthening and extending the range of the uplink signal
- Approved and deployed for 4G/LTE
- Antenna sharing solutions include diplexers, modems, couplers, and filters




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# Outside Plant

- Outdoor equipment must sustain harsh environmental conditions while providing network reliability
- Connections between devices must effectively and safely carry and process signals throughout the infrastructure



**Westell Solutions**

- **Integrated Cabinets** – from small assemblies to large systems-based enclosures
- **Power Distribution** – reliable panels to guarantee site and equipment safety
- **Copper/Fiber Connectivity** – enables integration, expansion, and network demarcation

# Investment Highlights

# Investment Highlights

1. **Strong and Growing Customer Base** – Trusted and proven supplier to a growing list of service providers, integrators/OEMs, neutral host operators, and distributors
2. **Fast Growing and Essential Markets** – Well-positioned to benefit from the ever-increasing need for wireless capacity and the continuing demand for necessary support infrastructure
3. **Highly-Driven Management Team** – New, industry-savvy, shareholder-aligned team with exceptional track records of successful business transformations
4. **Turnaround Plan** – Started implementing a three-phase "Fix, Build, and Expand" plan to grow revenue and create shareholder value
5. **Financially Strong** – Debt-free balance sheet, improving operating results, and cash to invest in the business

# 1 Strong and Growing Customer Base

**Service Providers**

- verizon
- at&t
- Sprint
- T-Mobile
- CenturyLink
- frontier
- FairPoint communications
- Time Warner Cable
- windstream
- TELUS
- SaskTel
- ROGERS WIRELESS
- nextel
- Bell

**Integrators/ OEMs**

- telamon
- the alpha GROUP
- Goodman Networks
- Pierson WIRELESS
- Alcatel·Lucent
- ERICSSON

**Neutral Host Operators**

- AMERICAN TOWER
- CROWN CASTLE
- Transit Wireless
- boingo wireless
- mobilitie

**Distributors**

- TESSCO making wireless work
- TALLEY You Connect the World. We Make it Easy.
- HUTTON ...your wireless product experts
- KGP Logistics
- WALKER AND ASSOCIATES INC
- GraybaR
- ANIXTER

# 2 Fast Growing and Essential Markets

- Relentless demand due to exponential growth in mobile bandwidth
- Wireless connectivity becoming a utility
  - End-user expectation is "always-on"
- Explosion of connected devices, machines, and other data sources
  - Sensors added to everything, transmitting information

**Westell benefits, as:**

- High-quality network performance is indispensable
- Performance of existing networks must be optimized
- Pressure to minimize network operating expenses continues
- Demand for remote site management increases
- Neutral host operators are expanding
- Basic infrastructure necessities continue to multiply
- New and innovative solutions are sought-after

# 3 Highly-Driven Management Team



## Tom Gruenwald
*Chairman, President, and CEO*

Joined Westell in 2015

Board Member since 2013

tellabs · 3WON · AT&T Bell Laboratories



## Tom Minichiello
*SVP, CFO, Treasurer, and Secretary*

Joined Westell in 2013

tellabs · ANDREW · United Technologies · phelps dodge



## Scott Goodrich
*President, IBW*

Joined Westell in 2014

Founded CSI in 1997

csi · Level(3) · nextel · VEDAS Tomorrows Solutions Today



## Brian Brouillette
*SVP, ISM and Worldwide Services*

Joined Westell in 2015

hp · JUNIPer NETWORKS · Power Analytics · Net Optics



## Chuck Bernstein
*SVP Worldwide Sales*

Joined Westell in 2015

tellabs · Net Optics · TCS TeleCommunication Systems



## Mike Moran
*Chief Technology Officer*

Joined Westell in 2015

tellabs · McAfee · NETSCOUT · ALCATEL · PULSECOM

# 4 Turnaround Plan

## Expand
[Three-Five Years]

- Establish market leadership position
- Pivot to new markets
- Execute strategy

## Build
[One-Three Years]

- Define strategy for expansion
- Establish a services business
- Develop/add new adjacent solutions
- Diversify customer base

## Fix
[First Year]

- Launch a CTO function to drive growth strategies
- Improve processes around product marketing and R&D
- Enhance supply chain effectiveness
- Increase customer engagement and coverage
- Appoint new leadership

# 5 Financially Strong

## Financial Position

- Debt-free balance sheet
- $37 million in cash and short-term investments at June 30, 2015
- $39 million of net deferred tax assets at June 30, 2015



Recent Operating Results
Non-GAAP, $ in millions
25.0
20.0
15.0
10.0
5.0
-
(5.0)
(10.0)
100%
80%
60%
40%
20%
0%
-20%
-40%
23.8
14.1
18.7
21.6
35%
32%
26%
39%
(1.6)
(4.8)
(5.5)
(2.3)
Sep 14
Dec 14
Mar 15
Jun 15
Revenue
Operating Profit
Gross Margin

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# Investment Highlights

1. **Strong and Growing Customer Base** – Trusted and proven supplier to a growing list of service providers, integrators/OEMs, neutral host operators, and distributors

2. **Fast Growing and Essential Markets** – Well-positioned to benefit from the ever-increasing need for wireless capacity and the continuing demand for necessary support infrastructure

3. **Highly-Driven Management Team** – New, industry-savvy, shareholder-aligned team with exceptional track records of successful business transformations

4. **Turnaround Plan** – Started implementing a three-phase "Fix, Build, and Expand" plan to grow revenue and create shareholder value

5. **Financially Strong** – Debt-free balance sheet, improving operating results, and cash to invest in the business

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# Appendix

# GAAP to Non-GAAP Reconciliation

| | 1Q15 (Jun 14) | | 2Q15 (Sep 14) | | 3Q15 (Dec 14) | | 4Q15 (Mar 15) | | FY15 | | 1Q16 (Jun 15) | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Revenue | Op Profit | Revenue | Op Profit | Revenue | Op Profit | Revenue | Op Profit | Revenue | Op Profit | Revenue | Op Profit |
| GAAP | 27,825 | (2,908) | 23,646 | (14,702) | 14,043 | (27,583) | 18,613 | (13,152) | 84,127 | (58,345) | 21,570 | (4,238) |
| Acquisition-Related: | | | | | | | | | | | | |
| Fair Value Adjustments | 146 | 402 | 112 | 318 | 64 | 143 | 64 | 100 | 386 | 963 | 73 | 73 |
| Amortization of Intangibles | - | 1,585 | - | 1,710 | - | 1,562 | - | 1,520 | - | 6,377 | - | 1,399 |
| Impairments | - | - | - | 10,555 | - | 20,547 | - | 108 | - | 31,210 | - | - |
| Stock-Based Compensation | - | 554 | - | 560 | - | 514 | - | 699 | - | 2,327 | - | 457 |
| Restructuring & Transitions | - | 57 | - | (2) | - | - | - | 5,267 | - | 5,322 | - | 17 |
| Non-GAAP | 27,971 | (310) | 23,758 | (1,561) | 14,107 | (4,817) | 18,677 | (5,458) | 84,513 | (12,146) | 21,643 | (2,292) |

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